UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
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COLUMBIA PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

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Columbia Property Trust Provides Update on Strategic Business Review Process

NEW YORK April 8, 2021 – Columbia Property Trust, Inc. (NYSE: CXP) today issued the following statement:

Columbia’s Board and management team regularly evaluate opportunities to enhance shareholder value and will continue to take steps to achieve this objective for the benefit of all shareholders. In doing so, the Board and management team will continue to take into account the valuable input and perspectives that our shareholders share with us.

Consistent with these commitments, the Board has commenced a thorough review of Columbia’s business, strategies and positioning, including undertaking a comprehensive strategic alternatives review process that will include outreach to, and identification of, potential transaction counterparties. Morgan Stanley & Co. LLC and Wachtell, Lipton, Rosen & Katz have been retained as financial and legal advisors, respectively, in support of this strategic review process. There is no deadline or definitive timetable set for completion of this review, and there is no assurance that this process will result in any transaction, including the Company’s sale, privatization, or entry into a business combination.

In the face of the COVID-19 pandemic, Columbia has maintained seamless operations, strengthened its balance sheet, and delivered solid financial performance throughout 2020 while protecting the health and safety of our employees and tenants. The strength of the Company, despite unprecedented challenges across our industry, and the previously announced interest expressed by a bidding group, reflect the resilience of our strategy, the quality of Columbia’s modernized portfolio of well-located and unique assets, and our Board and management team’s dedication to creating and capturing value for shareholders.

Columbia previously confirmed that it had received an unsolicited, non-binding proposal from various affiliates associated with Arkhouse Partners LLC, AS8888 LLC, TSE 88 LLC, Sapir Global Corp., and 8F Investment Partners Pte. Ltd. (collectively, the “bidding group”) regarding acquiring all of the Company’s outstanding shares. Columbia will continue to seek to engage constructively with the bidding group and consider the bidding group’s proposal as part of Columbia’s broader strategic review process, including an assessment of potential counterparties and alternatives.

Columbia shareholders do not need to take any action at this time, and Columbia does not intend to update these statements except as may be required by law.

About Columbia Property Trust
Columbia Property Trust (NYSE: CXP) creates value through owning, operating, and developing storied properties for legendary companies in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased office portfolio of 15 properties that contain more than six million rentable square feet, as well as four properties under development, and also has more than eight million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody’s and S&P Global Ratings. For more information, please visit www.columbia.reit.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties. Our actual results may differ materially from projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements, see Columbia Property Trust’s filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K. We caution readers not to place undue reliance on these forward-looking statements, which are based on current expectations and speak as of the date of such statements. We make no representations or warranties (express or implied) about the accuracy of, nor do we intend to publicly update or revise any such forward-looking statements contained herein, whether as a result of new information, future events, or otherwise except for such updates as may be required by law.

Important Additional Information and Where to Find It

Columbia Property Trust intends to file a definitive proxy statement (the “Proxy Statement”) and accompanying WHITE proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Columbia Property Trust shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (the “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Columbia Property Trust with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the Investors section of Columbia Property Trust’s corporate website at www.columbia.reit.

Participants in the Solicitation

Columbia Property Trust, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Columbia Property Trust shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Columbia Property Trust’s directors and executive officers and certain other individuals and their respective interests in Columbia Property Trust by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Columbia Property Trust for the fiscal year ended December 31, 2020, and Columbia Property Trust’s definitive proxy statement for the 2020 annual meeting of Columbia Property Trust shareholders, filed with the SEC on March 31, 2020. To the extent holdings of such participants in Columbia Property Trust’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting of Columbia Property Trust shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Columbia Property Trust’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available.

Investor Relations:
Matt Stover
T 404 465 2227
E IR@columbia.reit

Larry Miller / Jonathan Salzberger / Gabrielle Wolf
Innisfree M&A Incorporated
T 212 750 5833

Media Contact:
Matthew Sherman / Andrew Siegel / Viveca Tress
Joele Frank, Wilkinson Brimmer Katcher
T 212 355 4449